                                                                   EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                             COINMACH CORPORATION

                               OFFER TO EXCHANGE
                           UP TO $296,655,000 OF ITS
              11 3/4% SERIES D SENIOR NOTES DUE 2005 FOR ANY AND
               ALL OF ITS SERIES B 11 3/4% SENIOR NOTES DUE 2005
                AND ITS 11 3/4% SERIES C SENIOR NOTES DUE 2005

              PURSUANT TO THE PROSPECTUS DATED DECEMBER 19, 1997

 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JANUARY 30, 1998, UNLESS EXTENDED BY THE COMPANY.


            State Street Bank and Trust Company, as Exchange Agent

                                                By Overnight Courier:
               By Mail:


                                         State Street Bank and Trust Company
  State Street Bank and Trust Company          Two International Place
             P.O. Box 778                    Boston, Massachusetts 02110
      Boston, Massachusetts 02102       Attention: Corporate Trust Department
 Attention: Corporate Trust Department              Kellie Mullen
             Kellie Mullen


                                                 By Hand: in Boston
 By Hand: in New York (as Drop Agent)


                                         State Street Bank and Trust Company
 State Street Bank and Trust Company,          Two International Place
                 N.A.                       Fourth Floor, Corporate Trust
        61 Broadway, 15th Floor              Boston, Massachusetts 02110
        Corporate Trust Window
       New York, New York 10006

                             For Information Call:
                                (617) 664-5587

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THE LETTER OF TRANSMITTAL IS COMPLETED.

  The undersigned acknowledges that he or she has received the Prospectus, dated December 19, 1997 (the "Prospectus"), of Coinmach Corporation (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange its 11 3/4% Series D Senior Notes due 2005 (the "Exchange Notes") for an equal principal amount of its Series B 11 3/4% Senior Notes due 2005 (the "Series B Notes") and its 11 3/4% Series C Senior Notes due 2005 (the "Private Notes"). The terms of the Exchange Notes are identical in all material respects to the Series B Notes except that the Exchange Notes will have a maximum aggregate principal amount of $296,655,000 and the terms of the Exchange Notes are identical in all material respects to the Private Notes, except that the Exchange Notes will have a maximum aggregate principal amount of $296,655,000, have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and, therefore, will not bear legends restricting their transfer and will not contain certain provisions which were included in the Private Notes relating to an increase in the interest rate under certain circumstances relating to, among other things, the timing of the Exchange Offer. The term "Expiration Date" shall mean 5:00 p.m., New York City time, on January 30, 1998, unless the Company, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

  The Letter of Transmittal is to be used by Holders of Series B Notes and/or Private Notes if certificates are to be forwarded herewith. Holders of Series B Notes and/or Private Notes whose certificates are not immediately available, or who are unable to deliver their certificates and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Series B Notes and/or Private Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1.

  The term "Holder" with respect to the Exchange Offer means any person in whose name Series B Notes and/or Private Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Series B Notes and/or Private Notes must complete this letter in its entirety.

  If the undersigned is a broker-dealer, the undersigned acknowledges that (i) Series B Notes and Private Notes tendered by it hereunder were acquired in the ordinary course of its business as a result of market-making or other trading activities, and (ii) it will deliver a prospectus in connection with any resale of Exchange Notes received in the Exchange Offer. Notwithstanding the foregoing, by so acknowledging and by delivering a prospectus, the undersigned shall not be deemed to admit that it is an "underwriter" within the meaning of such term under the Securities Act.

                 PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL
             CAREFULLY BEFORE COMPLETING THE LETTER OF TRANSMITTAL

                         DESCRIPTION OF SERIES B NOTES

-------------------------------------------------------------------------------
                                                   AGGREGATE       PRINCIPAL
     NAMES AND ADDRESS(ES)                         PRINCIPAL        AMOUNT
               OF                                   AMOUNT      TENDERED (MUST
      REGISTERED HOLDER(S)        CERTIFICATE   REPRESENTED BY  BE IN INTEGRAL
   (PLEASE FILL IN, IF BLANK)      NUMBER(S)    CERTIFICATE(S)     MULTIPLES
                                                                  OF $1,000)*

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                 Total:
-------------------------------------------------------------------------------

 * Unless indicated in the column labeled "Principal Amount Tendered," any tendering Holder of Series B Notes will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)."

   If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

   The minimum permitted tender is $1,000 in principal amount. All other tenders must be integral multiples of $1,000.


[_]CHECK HERE IF TENDERED SERIES B NOTES ARE BEING DELIVERED PURSUANT TO A
   NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 1):

  Name(s) of Registered Holder(s)_____________________________________________

  Window Ticket Number (if any)_______________________________________________

  Date of Execution of Notice of Guaranteed Delivery__________________________

  Name of Institution which Guaranteed Delivery_______________________________

[_]CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
   COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

  Name:_______________________________________________________________________

  Address:____________________________________________________________________

  SPECIAL REGISTRATION INSTRUCTIONS           SPECIAL DELIVERY INSTRUCTIONS
    (SEE INSTRUCTIONS 4, 5 AND 6)             (SEE INSTRUCTIONS 4, 5 AND 6)


To be completed ONLY if                   To be completed ONLY if
certificates for Series B Notes in        certificates for Series B Notes in
a principal amount not tendered, or       a principal amount not tendered, or
Exchange Notes issued in exchange         Exchange Notes issued in exchange
for Series B Notes accepted for           for Series B Notes accepted for
exchange, are to be issued in the         exchange, are to be sent to someone
name of someone other than the            other than the undersigned, or to
undersigned.                              the undersigned at an address other
                                          than that shown above.


Issue certificate(s) to:
                                          Deliver certificate(s) to:


Name: ______________________________
           (Please Print)                 Name: ______________________________
Address: ___________________________                 (Please Print)
                                          Address: ___________________________


------------------------------------
         (Include Zip Code)               ------------------------------------
                                                   (Include Zip Code)


------------------------------------
    (Tax Identification or Social         ------------------------------------
            Security No.)                     (Tax Identification or Social
                                                      Security No.)

                 PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL
             CAREFULLY BEFORE COMPLETING THE LETTER OF TRANSMITTAL

                         DESCRIPTION OF PRIVATE NOTES

-------------------------------------------------------------------------------
                                                   AGGREGATE       PRINCIPAL
     NAMES AND ADDRESS(ES)                         PRINCIPAL        AMOUNT
               OF                                   AMOUNT      TENDERED (MUST
      REGISTERED HOLDER(S)        CERTIFICATE   REPRESENTED BY  BE IN INTEGRAL
   (PLEASE FILL IN, IF BLANK)      NUMBER(S)    CERTIFICATE(S)     MULTIPLES
                                                                  OF $1,000)*

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                 Total:
-------------------------------------------------------------------------------

 * Unless indicated in the column labeled "Principal Amount Tendered," any tendering Holder of Private Notes will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)."

   If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

   The minimum permitted tender is $1,000 in principal amount. All other tenders must be integral multiples of $1,000.


[_]CHECK HERE IF TENDERED PRIVATE NOTES ARE BEING DELIVERED PURSUANT TO A
   NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 1):

  Name(s) of Registered Holder(s)_____________________________________________

  Window Ticket Number (if any)_______________________________________________

  Date of Execution of Notice of Guaranteed Delivery__________________________

  Name of Institution which Guaranteed Delivery_______________________________

[_]CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
   COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

  Name:_______________________________________________________________________

  Address:____________________________________________________________________

  SPECIAL REGISTRATION INSTRUCTIONS           SPECIAL DELIVERY INSTRUCTIONS
    (SEE INSTRUCTIONS 4, 5 AND 6)             (SEE INSTRUCTIONS 4, 5 AND 6)


 To be completed ONLY if                   To be completed ONLY if
 certificates for Private Notes in         certificates for Private Notes in
 a principal amount not tendered,          a principal amount not tendered,
 or Exchange Notes issued in               or Exchange Notes issued in
 exchange for Private Notes                exchange for Private Notes
 accepted for exchange, are to be          accepted for exchange, are to be
 issued in the name of someone             sent to someone other than the
 other than the undersigned.               undersigned, or to the undersigned
                                           at an address other than that
                                           shown above.


 Issue certificate(s) to:                  Deliver certificate(s) to:


 Name: _____________________________       Name: _____________________________
           (Please Print)                            (Please Print)


 Address: __________________________       Address: __________________________


 -----------------------------------       -----------------------------------
         (Include Zip Code)                        (Include Zip Code)


 -----------------------------------       -----------------------------------
    (Tax Identification or Social
            Security No.)

                                              (Tax Identification or Social
                                                      Security No.)

Ladies and Gentlemen:

  Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Series B Notes and/or Private Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Series B Notes and/or Private Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Series B Notes and/or Private Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Series B Notes and/or Private Notes with full power of substitution to (i) deliver certificates for such Series B Notes and/or Private Notes to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Series B Notes and/or Private Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Series B Notes and/or Private Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

  The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Series B Notes and/or Private Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Company. The undersigned and any beneficial owner of Series B Notes and/or Private Notes hereby further represent that any Exchange Notes acquired in exchange for Series B Notes and/or Private Notes tendered hereby will have been acquired in the ordinary course of business of the undersigned and any such beneficial owner of Series B Notes and/or Private Notes receiving such Exchange Notes, that neither the Holder nor any such beneficial owner is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes and that neither the Holder nor any such beneficial owner is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company. The undersigned and each beneficial owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transactions of the Exchange Notes acquired by such person and may not rely on the position of the Staff of the Securities and Exchange Commission set forth in the no-action letters discussed in the Prospectus under the caption "The Exchange Offer." If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a public distribution of Exchange Notes. The undersigned and each beneficial owner will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the Series B Notes and/or Private Notes tendered hereby.

  For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Series B Notes and Private Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent.

  If any tendered Series B Notes and/or Private Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Series B Notes and/or Private Notes will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

  All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

  The undersigned understands that tenders of Series B Notes and/or Private Notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."

  Unless otherwise indicated under "Special Registration Instructions," please issue the certificates representing the Exchange Notes issued in exchange for the Series B Notes and/or Private Notes accepted for exchange and any certificates for Series B Notes and/or Private Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the Exchange Notes issued in exchange for the Series B Notes and/or Private Notes accepted for exchange and any certificates for Series B Notes and/or Private Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Registration Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Series B Notes and/or Private Notes accepted for exchange in the name(s) of, and return any certificates for Series B Notes and/or Private Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Company has no obligation pursuant to the "Special Registration Instructions" and "Special Delivery Instructions" to transfer any Series B Notes and/or Private Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Series B Notes and/or Private Notes so tendered.

  Holders who wish to tender their Series B Notes and/or Private Notes and whose Series B Notes and/or Private Notes are not immediately available or who cannot deliver their certificates and all other documents required by this Letter of Transmittal to the Exchange Agent prior to the Expiration Date, may tender their Series B Notes and/or Private Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 1 regarding the completion of this Letter of Transmittal printed below.

             PLEASE SIGN HERE WHETHER OR NOT SERIES B NOTES AND/OR
               PRIVATE NOTES ARE BEING PHYSICALLY TENDERED HEREBY


X_______________________________________________________________________ Date:

X_______________________________________________________________________ Date:
          Signature(s) of Registered Holder(s) or Authorized Signatory

Area Code and Telephone Number:_______________________________________________

  The above lines must be signed by the registered holder(s) as their name(s) appear(s) on the Series B Notes and/or the Private Notes or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If the Series B Notes and/or the Private Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 4 regarding the completion of this Letter of Transmittal printed below.

Name(s): _____________________________________________________________________
                                 (Please Print)

------------------------------------------------------------------------------

Capacity: ____________________________________________________________________

Address: _____________________________________________________________________
                               (Include Zip Code)

Signature(s) Guaranteed by an Eligible Institution:
(If required by Instruction 4)

------------------------------------------------------------------------------
                             (Authorized Signature)

------------------------------------------------------------------------------
                                    (Title)

------------------------------------------------------------------------------
                                 (Name of Firm)

Date:           ,
199

                                 INSTRUCTIONS

                   FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

  1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND SERIES B NOTES AND/OR PRIVATE NOTES; GUARANTEED DELIVERY PROCEDURES. The tendered Series B Notes and/or Private Notes as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Series B Notes and/or Private Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal, Series B Notes or Private Notes should be sent to the Company.

  Holders who wish to tender their Series B Notes and/or Private Notes and (i) whose Series B Notes and/or Private Notes are not immediately available or
(ii) who cannot deliver their Series B Notes and/or Private Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Dates, must tender their Series B Notes and/or Private Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution (defined below); (b) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder, the certificate number or numbers of such Series B Notes and/or Private Notes and the principal amount of Series B Notes and/or Private Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing the Series B Notes and/or Private Notes and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (c) such properly completed and executed Letter of Transmittal (or facsimile hereof) as well as the certificate(s) representing all tendered Series B Notes and/or Private Notes in proper form for transfer and all other documents required by this Letter of Transmittal must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." Any Holder who wishes to tender his or her Series B Notes and/or Private Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Series B Notes and/or Private Notes according to the guaranteed delivery procedures set forth above.

  All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Series B Notes and/or Private Notes, and withdrawal of tendered Series B Notes and/or Private Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Series B Notes and/or Private Notes not properly tendered or any Series B Notes and/or Private Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Series B Notes and/or Private Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Series B Notes and/or Private Notes must be cured within such time as the Company shall determine. Neither the party, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Series B Notes and/or Private Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Series B Notes and/or Private Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Series B Notes and/or Private Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

  2. TENDER BY HOLDER. Only a Holder of Series B Notes and/or Private Notes may tender such Series B Notes and/or Private Notes in the Exchange Offer. Any beneficial owner of Series B Notes and/or Private Notes who is not the registered holder and who wishes to tender should arrange with such registered holder to execute and deliver this Letter of Transmittal on such owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering his or her Series B Notes and/or Private Notes, either make appropriate arrangements to register ownership of the Series B Notes and/or Private Notes in such owner's name or obtain a properly completed bond power from the registered holder.

  3. PARTIAL TENDERS. Tenders of Series B Notes and/or Private Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Series B Notes or Private Notes is tendered, the tendering Holder should fill in the principal amount tendered in the fourth column of the box entitled either "Description of Series B Notes" or "Description of Private Notes" above, as applicable. The entire principal amount of any Series B Notes and/or Private Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Series B Notes or Private Notes is not tendered, then Series B Notes or Private Notes for the principal amount of any Series B Notes or Private Notes not tendered and a certificate or certificates representing Exchange Notes issued in exchange for any Series B Notes and/or Private Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Series B Notes and/or Private Notes are accepted for exchange.

  4. SIGNATURE ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Series B Notes and/or Private Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Series B Notes and/or Private Notes without alteration, enlargement or any change whatsoever.

  If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Series B Notes and/or Private Notes tendered and the certificate or certificates for Exchange Notes issued in exchange therefor is to be issued (or any untendered principal amount of Series B Notes and/or Private Notes is to be reissued) to the registered holder and neither the "Special Delivery Instructions" nor the "Special Registration Instructions" has been completed, then such holder need not and should not endorse any tendered Series B Notes and/or Private Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Series B Notes and/or Private Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

  If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Series B Notes and/or Private Notes listed, such Series B Notes and/or Private Notes must be endorsed or accompanied by appropriate bond powers in each case signed as the name of the registered holder or holders appears on the Series B Notes and/or Private Notes.

  If this Letter of Transmittal (or facsimile hereof) or any Series B Notes and/or Private Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with the Letter of Transmittal.

  Endorsements on Series B Notes and/or Private Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by an Eligible Institution which is a member of (a) the Securities Transfer Agents Medallion Program, (b) the New York Stock Exchange Medallion Signature Program or (c) the Stock Exchange Medallion Program.

  Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17AD-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered holder(s) of the Series B Notes and/or Private Notes tendered herewith and such holder(s) have not completed the box set forth herein entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" or (b) such Series B Notes and/or Private Notes are tendered for the account of an Eligible Institution.

  5. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable box or boxes, the name and address to which Exchange Notes or substitute Series B Notes or Private Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

  6. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Series B Notes and Private Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes or Series B Notes and/or Private Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered in the name of, any person other than the registered holder of the Series B Notes and/or Private Notes tendered hereby, or if tendered Series B Notes and/or Private Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Series B Notes and/or Private Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Series B Notes and/or Private Notes listed in this Letter of Transmittal.

  7. WAIVER OF CONDITION. The Company reserves the right, in its sole discretion, to amend, waive or modify specified conditions in the Exchange Offer in the case of any Series B Notes and/or Private Notes tendered.

  8. MUTILATED, LOST, STOLEN OR DESTROYED SERIES B NOTES OR PRIVATE NOTES. Any tendering Holder whose Series B Notes and/or Private Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

  9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                         (DO NOT WRITE IN SPACE BELOW)


      CERTIFICATE(S)       PRIVATE NOTES            PRIVATE NOTES
       SURRENDERED            TENDERED                 ACCEPTED
     ------------------------------------------------------------
     ------------------------------------------------------------

Delivery Prepared By ______________ Checked By _____________  Date ____________



      CERTIFICATE(S)       SERIES B NOTES           SERIES B NOTES
       SURRENDERED            TENDERED                 ACCEPTED
     -------------------------------------------------------------
     -------------------------------------------------------------

Delivery Prepared By ______________ Checked By _____________  Date ____________